Exhibit 32.2 - Certification of Principal Financial Officer

CERTIFICATION IN ACCORDANCE WITH

18 U.S.C. SECTION 1350

AS ADOPTED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Internet America, Inc. (the “Company”) for the period ending September 30, 2004 as filed with the Securities and Exchange commission on the date hereof (the “Report”), I, Sandra T. Everett, Controller and Chief Accounting Officer of the Company, certify in accordance with 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sandra T. Everett

Sandra T. Everett

Controller and Chief Accounting Officer

Date: November 15, 2004